UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 19, 2010

Sinclair Broadcast Group, Inc.

(Exact name of registrant as specified in its charter)

Maryland	000-26076	52-1494660
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

10706 Beaver Dam Road Hunt Valley, MD	21030
(Address of principal executive offices)	(Zip Code)

(410) 568-1500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

The information provided under Item 8.01 in this Current Report on Form 8-K regarding the execution of the Supplemental Indenture is incorporated by reference in this Item 1.01.

Item 3.03.  Material Modification to Rights of Security Holders.

The information provided under Item 8.01 in this Current Report on Form 8-K regarding the execution of the Supplemental Indenture is incorporated by reference in this Item 3.03.

Item 5.07.  Submission of Matters to a Vote of Security Holders.

The information provided under Item 8.01 in this Current Report on Form 8-K regarding the Consent Solicitation made pursuant to the Offer is incorporated by reference in this Item 5.07.  In connection with the Consent Solicitation, approximately 78.2% of the holders of the 8% Notes delivered consents to the Amendments.

Item 8.01.  Other Events.

On October 19, 2010, Sinclair Broadcast Group, Inc. (the “Company”) announced the final results of the tender offer (the “Tender Offer”) by Sinclair Television Group, Inc. (“STG”), a wholly owned subsidiary of the Company, for any and all of STG’s 8% Senior Subordinated Notes due 2012 (the “8% Notes”). In connection with the Tender Offer, the Company also solicited consents (the “Consent Solicitation” and, together with the Tender Offer, the “Offer”) to certain amendments to the indenture governing the 8% Notes (the “Indenture”) in order to eliminate substantially all of the restrictive covenants and eliminate or modify certain events of default (the “Amendments”) from the Indenture. On October 19,2010, the Company announced that it had received the required consents in order to effect the Amendments.  On October 19, 2010, STG entered into the Twelfth Supplemental Indenture (the “Supplemental Indenture”), dated as of October 19, 2010, among itself, the Company and the other guarantors signatory thereto, and U.S. Bank National Association, as trustee, in order to effect the Amendments. The foregoing description of the Supplemental Indenture does not purport to be complete and is qualified in its entirety by reference to such document, a copy of which is attached hereto as Exhibit 4.1 and incorporated herein by reference.

On October 19, 2010, the Company announced that STG had commenced the redemption of all 8% Notes that were not tendered in the Offer at a redemption price of 100% of the principal amount of the 8% Notes plus accrued and unpaid interest. The 8% Notes will be redeemed for cash on November 19, 2010.

The press release related to the above-described matters is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits

4.1          Twelfth Supplemental Indenture dated as of October 19, 2010, by and among Sinclair Television Group, Inc., Sinclair Broadcast Group, Inc., the Guarantors signatory thereto and U.S. Bank National Association, as Trustee.

99.1        Press Release dated October 19, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SINCLAIR BROADCAST GROUP, INC.

	By:	/s/ David R. Bochenek
	Name:	David R. Bochenek
	Title:	Vice President / Chief Accounting Officer

Dated: October 19, 2010